Offerings - Offering: 1	Dec. 23, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 33,029,615.27
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,561.39
Offering Note

(1) Calculated as the aggregate maximum purchase price for shares of common stock, based upon the net asset value per share as of November 30, 2025, of $19.55. This amount is based upon the offer to purchase up to 1,689,494.387 shares of common stock, par value $0.01 per share, of Vista Credit Strategic Lending Corp.

(2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026.